UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 30, 2016

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

In a Current Report on Form 8-K dated August 30, 2016, the Federal Home Loan Bank of New York ("FHLBNY") reported the election to the FHLBNY’s Board of Directors ("Board"), for a term beginning on January 1, 2017, of current Director Mr. Jay M. Ford; later in the year, in a Current Report on Form 8-K dated November 4, 2016, the FHLBNY reported the election to the FHLBNY’s Board, for terms beginning on January 1, 2017, of current Directors Ms. Cathleen Raffaeli, Rev. Edwin Reed and Mr. Monte Redman, and new Director Mr. Kenneth Mahon. At the time of the filing of the aforementioned Form 8-Ks, the Committees of the Board to which Directors would be named for 2017 had not yet been determined. The FHLBNY is filing this Form 8-K/A to report Board Committee assignments for 2017.

On December 15, 2016, the Board, in addition to electing current Director Mr. James Fulmer to serve once again as the Board Vice Chair for a term commencing January 1, 2017, approved the following Committee assignments for all Directors for 2017:

EXECUTIVE COMMITTEE
Michael Horn, Chair
James Fulmer, Vice Chair
John Buran
Anne Estabrook
Jay Ford
Richard Mroz
Edwin Reed

AUDIT COMMITTEE
Jay Ford, Chair
Kevin Cummings, Vice Chair
Caren Franzini
James Fulmer
Thomas Hoy
Monte Redman
Larry Thompson

COMPENSATION AND HUMAN RESOURCES COMMITTEE
Cathleen Raffaeli, Chair
Deforest Soaries, Vice Chair
James Fulmer
Gerald Lipkin
Christopher Martin
David Nasca
Monte Redman

CORPORATE GOVERNANCE AND EXTERNAL AFFAIRS COMMITTEE
James Fulmer, Chair
Richard Mroz, Vice Chair
Kevin Cummings
Anne Estabrook
Kenneth Mahon
Christopher Martin
Monte Redman

HOUSING COMMITTEE
Edwin Reed, Chair
Anne Estabrook, Vice Chair
Caren Franzini
David Nasca
Kenneth Mahon
Deforest Soaries
Larry Thompson

RISK COMMITTEE
John Buran, Chair
Larry Thompson, Vice Chair
Kevin Cummings
Thomas Hoy
Gerald Lipkin
David Nasca
Carlos Vázquez

STRATEGIC PLANNING COMMITTEE
Thomas Hoy, Chair
Jay Ford, Vice Chair
Caren Franzini
Gerald Lipkin
Cathleen Raffaeli
Edwin Reed
Carlos Vázquez

TECHNOLOGY COMMITTEE
Carlos Vázquez, Chair
Cathleen Raffaeli, Vice Chair
John Buran
Kenneth Mahon
Christopher Martin
Richard Mroz
Deforest Soaries

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

December 20, 2016	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer